Exhibit 24.3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ Terry Bassham
Terry Bassham

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ Mark A. Ruelle
Mark A. Ruelle

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ Mollie H. Carter
Mollie H. Carter

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ Charles Q. Chandler, IV
Charles Q. Chandler, IV

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ Gary D. Forsee
Gary D. Forsee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ Scott D. Grimes
Scott D. Grimes

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ Richard L. Hawley
Richard L. Hawley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ Thomas D. Hyde
Thomas D. Hyde

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ B. Anthony Isaac
B. Anthony Isaac

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ Sandra A.J. Lawrence
Sandra A.J. Lawrence

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ Ann D. Murtlow
Ann D. Murtlow

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ Sandra J. Price
Sandra J. Price

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ John J. Sherman
John J. Sherman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ S. Carl Soderstrom, Jr.
S. Carl Soderstrom, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, a Director of Evergy Metro, Inc., a Missouri corporation, does hereby constitute and appoint Terry D. Bassham, Anthony D. Somma or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K, and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February 2020.

/s/ John A. Stall
John A. Stall